American Century World Mutual Funds, Inc. Prospectus and Summary Prospectus Supplement Emerging Markets Fund NT Emerging Markets Fund
Supplement dated November 1, 2013 ¡ Prospectuses dated July 26, 2013

The following replaces the callout under the Emerging Market Risk bullet of the Principal Risks section on page 3 of the prospectus and page 2 of the summary prospectus for the Emerging Markets fund and on page 3 of the prospectus for the NT Emerging Markets fund.

The fund considers a security to be an emerging markets security if its issuer is located outside the following developed countries list, which is subject to change: Australia, Austria, Belgium,
Bermuda, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy,
Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden,
Switzerland, the United Kingdom and the United States.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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